AMENDED


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2005


                          Golden Chief Resources, Inc.


          Kansas                     0-12809                    48-0846635
          ------                     -------                    ----------
(State of Incorporation)     (Commission File Number)   (IRS Employer ID Number)


              896 N. Mill Street, Suite 203 Lewisville, Texas 75057
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 219-8585
                                 --------------
              (Registrant's telephone number, including area code)

Item 8.01. Other Events.
           ------------

On October 17, 2005 the Registrant's board of directors voted to appoint Routh Stock Transfer, 5700 W. Plano Parkway #1000 Plano, Texas 75093 as the Company's transfer agent replacing Fidelity Transfer Company of Salt Lake City, Utah. The change was made to provide more convenience and accountability for this function and will be effective October 24, 2005.

Dated:  October 19,  2005


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         SIGNED on this the 19th day of August, 2005.



                                           Golden Chief Resources, Inc.


                                           By:    /s/ M. H. McIlvain
                                                ------------------------------
                                                    M. H. McIlvain, President

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